Exhibit 32.1

AERO MARINE ENGINE, INC.
Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                In connection with the Quarterly Report of Aero Marine Engine, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company as of and for the period covered in the Report.

By:          /s/Raymond Brouzes
                   Raymond Brouzes, President and Chief Financial Officer

Date:       February 11, 2005